                                                                   EXHIBIT 10.28


                    AMENDMENT NO. 4 dated as of September 30, 1999 to the Amended and Restated Credit and Guaranty Agreement dated as of July 9, 1997, as amended and restated as of August 10, 1998, among ARTISAN PICTURES INC. ("Pictures"), ARTISAN HOME ENTERTAINMENT INC. ("Home Entertainment"; and together with Pictures, collectively, the "Borrower"), the Guarantors named therein, the Lenders referred to therein and THE CHASE MANHATTAN BANK, as Administrative Agent and as Fronting Bank for the Lenders (the "Agent") (as the same may be amended, supplemented or otherwise modified, the "Credit Agreement").


                            INTRODUCTORY STATEMENT
                            ----------------------

          The Lenders have made available to the Borrower a credit facility pursuant to the terms of the Credit Agreement.

          The Borrower and Guarantors have requested certain modifications to the Credit Agreement to, among other things, temporarily increase the Commitments under the Credit Agreement to $191,350,000 in order to allow the Borrower to have up to $185,000,000 in Loans outstanding at any given time. As a result of the increase in the Commitments, as the amount outstanding under the Term Loan Commitments is reduced by scheduled installment payments, the Borrower will be able to access additional loans under the Revolving Credit Commitments, subject to the $185,000,000 limit on the aggregate amount of Loans outstanding.

          In addition, the Borrower and Guarantors have requested that the Agent and the Lenders consent to the Credit Parties entering into Amendment No. 3 to the note purchase agreement governing the Secured Subordinated Notes ("Amendment No. 3") to facilitate the requested increase in the Commitments.

          The Lenders and the Agent have agreed to increase the Commitments under the Credit Agreement and to make certain other revisions to the Credit Agreement, all on the terms and subject to the conditions hereinafter set forth.

          Therefore, the parties hereto hereby agree as follows:

          Section 1.  Defined Terms.  Capitalized terms used herein and not
                      -------------
otherwise defined herein shall have the meaning given them in the Credit Agreement.

          Section 2.  Amendments to the Credit Agreement.  Subject to the
                      ----------------------------------
satisfaction of the conditions precedent set forth in Section 5 hereof, the Credit Agreement is hereby amended as of the Effective Date (as hereinafter defined) as follows:

     (A) Article 1 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical sequence:

          "Change in Management" shall mean (i) both Kenneth Schapiro and Mark
           --------------------
          Curcio shall cease for any reason, including, without limitation, termination of employment, death or disability, to perform the functions and services currently being performed by such Person and
          (ii) the Borrower shall have failed to appoint a replacement for Kenneth Schapiro or Mark Curcio, as the case may be, who is reasonably acceptable to the Required Lenders within 180 days of such discontinuance. For purposes hereof, a replacement shall be deemed to be acceptable to the Required Lenders in the event the Administrative Agent or Required Lenders do not object to a proposed replacement within 30 days after the Administrative Agent and Lenders receive written notice (which notice makes explicit reference to this definition) from the Borrower informing them of such proposed replacement.

          "Major Studio" shall mean Universal Pictures, a division of Universal
           ------------
          City Studios, Inc., Warner Bros., a division of Time Warner Entertainment Company, L.P., Twentieth Century Fox Film Corporation, Sony Pictures Entertainment, Paramount Pictures Corporation, and The Walt Disney Company.

     (B) The definitions of "Bain Related Party" and "Change in Control" appearing in Article 1 of the Credit Agreement are each hereby amended and restated in its entirety to read as follows:

          "Bain Related Party" or "Bain Related Parties" shall mean individually
           ------------------      --------------------
          or collectively, as the context may require, (i) Bain Capital, (ii) any Affiliate of Bain Capital, (iii) Geoffrey Rehnert, Geoffrey Rehnert and Marc Wolpow, or a corporation, partnership or other entity of whom at least 50% of the voting stock or similar equity interests are collectively held by Geoffrey Rehnert and Marc Wolpow, and (iv) any trust, corporation, partnership or other entity of whom at least 80% of the voting stock or all of the general partnership interests or other controlling interests are held, directly or indirectly, solely by persons referred to in the preceding clauses of this definition.

          "Change in Control" shall mean (i) the failure for any reason of the
           -----------------
          Bain Related Parties to own at least 75% of Holdings' voting stock owned by them as of September 16, 1999, (ii) any Person or group (such term being used as defined in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) acquires ownership or control of voting stock of Holdings having voting power greater than the voting power at the time controlled by the Bain Related Parties,
          (iii) if at any time, individuals who at September 16, 1999, constituted the Board of Directors of Holdings (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of Parent was approved by a vote of the majority of the directors then still in office who were either directors at September 16, 1999 or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of Holdings then in office, (iv) prior to the consummation of an initial public offering by Parent, the sale or other disposition of any of the voting stock of Parent to anyone other than a Bain Related Party; provided, however,
                                                            --------  -------
          that the sale of 100% of the stock of Parent to either (x) a Major Studio or (y) a public company with an investment grade rating from Standard & Poor's or Moody's and total market equity value of at least $1,000,000,000 shall not constitute a Change of Control hereunder, (v) after any initial public offering by Parent, that any person or group (such term being used as defined in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) acquires ownership or control of voting stock of Parent having voting power greater than the voting power of Holdings and its Affiliates, as a group, or (vi) the failure of Parent to be the sole direct or indirect shareholder of the Borrower and the other Credit Parties.

     (C) Section 2.1 (e) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(e) Notwithstanding anything to the contrary above, a Lender shall not be obligated to make any additional Loans or incur any incremental L/C Exposure if, as a result thereof, the aggregate principal amount of all Loans then outstanding plus the then current L/C Exposure plus
                                        ----                               ----
          the unused portion of the Special Production Tranche for each Designated Picture, exceeds the lesser of (x) the Borrowing Base or
          (y) the lesser of the Total Commitments then in effect or $185,000,000."

     (D) Section 2.7 of the Credit Agreement is hereby amended by inserting the following clause (c) at the end thereof:

          "(c) The Revolving Credit Commitments shall be automatically and permanently reduced on the earlier to occur of:

               (x) the consummation of the AFI Transaction, in which case the Revolving Credit Commitments shall be reduced by (i) reducing the Revolving Credit Commitment of City National Bank by $7,500,000 ($2,500,000 of which constitutes the reduction referenced in Section 3 of Amendment No. 3 to this Credit Agreement), (ii) reducing the Revolving Credit Commitment of DeNationale Investeringsbank N.V. by $5,000,000, (iii) reducing the Revolving Credit Commitment of The Chase Manhattan Bank by $12,665,800.02, and (iv) reducing the Revolving Credit Commitments of all Lenders in accordance with their respective Percentages (after giving effect to the reductions set forth in clauses (i), (ii) and
                    (iii) above) by an amount such that the Total Commitments equal $165,000,000 after giving effect to such reduction;

               (y) July 1, 2000, in which case the Revolving Credit Commitments shall be reduced by (i) reducing the Revolving Credit Commitment of The Chase Manhattan Bank by $12,665,800.02, and (ii) reducing the Revolving Credit Commitments of all Lenders in accordance with their respective Percentages (with such Percentages determined after giving effect to the reduction set forth in clause (i) above) by an amount such that the Total Commitments equal $160,000,000 after giving effect to such reduction.

          Simultaneously with such reduction of the Revolving Credit Commitments, the Borrower shall pay to the Administrative Agent, for the benefit of each Lender whose Revolving Credit Commitment is reduced in accordance with the preceding sentence, all accrued an unpaid Commitment Fees on the amount of the Revolving Credit Commitment of each such Lender so reduced through the date of such reduction."

     (E) Clause (i) of Section 7 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(i) a Change on Control or a Change in Management shall occur;"

     (F) The Schedule of Commitments appearing in Schedule 1 to the Credit Agreement is hereby replaced in its entirety by Schedule 1 (Revised) attached to this Amendment No. 4.

     (G) Schedule 2.1 (Acceptable Obligors/Allowable Amounts) to the Credit Agreement is hereby amended by adding the following Approved Account Debtors and their respective Amounts:

                                        Name of Approved
     Debtor Category                    Account Debtor                          Allowable Amount
     ---------------                    --------------                          ----------------
     Foreign Account Debtor             Egmont (Scandinavia)                    $1,000,000

     Foreign Account Debtor             Asmilk Corporation (Japan)              $2,000,000

     Foreign Account Debtor             Highlight Video (Germany)               $5,000,000

     Foreign Account Debtor             Laurenfilm S.A. (Spain)                 $1,000,000

     Acceptable Domestic Account        Pearson Television (Basic cable)        $2,000,000
     Debtor (Basic Cable)

     (H) Schedule 2.1 (Acceptable Obligors/Allowable Amounts) to the Credit Agreement is hereby further amended by increasing the Allowable Amount for the following account debtors to the amounts set forth opposite such account debtor's name below:

                                        Name of Approved
     Debtor Category                    Account Debtor                          Allowable Amount
     ---------------                    --------------                          ----------------
     Acceptable Major Account Debtor    20th Century Fox Film Corporation       $60,000,000 (but only
                                                                                until 6/30/2000, at
                                                                                which time the
                                                                                Allowable Amount for
                                                                                20th Century Fox
                                                                                shall automatically
                                                                                and permanently be
                                                                                reduced to
                                                                                $40,000,000)

     Acceptable Domestic Account        USA Networks/SciFi Channel              $10,000,000
     Debtor (Basic Cable)

     Acceptable Domestic Account        Comedy Central                          $ 1,000,000
     Debtor (Basic Cable)

     Acceptable Domestic Account        Discovery Network                       $ 1,000,000
     Debtor (Basic Cable)

     Acceptable Domestic Account        FX                                      $25,000,000
     Debtor (Basic Cable)

     Acceptable Domestic Account        Lifetime                                $ 1,000,000
     Debtor (Basic Cable)

     Acceptable Domestic Account        Romance Classics                        $ 1,000,000
     Debtor (Basic Cable)

     (I) Schedule 2.2 (Home Video Model) to the Credit Agreement is hereby replaced in its entirety by Schedule 2.2 (Revised) attached to this Amendment No. 4.

          Section 3.  Consent.  The Borrower has requested that the Agent and
                      -------
the Lenders consent to a waiver of compliance by the Debtors with Section 6.13 of the Credit Agreement which prohibits the Credit Parties from modifying any indenture or note purchase agreement governing the Secured Subordinated Notes. At the request of the Borrower, each Lender by its signature hereto hereby consents to the Credit Parties entering into Amendment No. 3 to the Note & Stock Purchase Agreement dated as of July 9, 1997 between Canyon and the Credit Parties, in the form attached hereto as Exhibit A.

          The waiver contained in this Section 3 is limited to the specific provision provided above and shall not in any way be construed as entitling the Borrower to any waiver of any matters other than as specifically provided above or to any future waivers regarding similar matters or otherwise.

          Section 4.  Increase in Commitments.
                      -----------------------

          (a) As of the Effective Date, the Total Commitments shall be increased by $22,665,800.02, by (x) the addition of Far East National Bank ("Far East"), as a party to this Credit Agreement, with a Total Commitment of $10,000,000, and (y) a $12,665,800.02 increase in the Revolving Credit Commitment of The Chase Manhattan Bank ("Chase"; and together with Far East, the "Assuming Banks"). On or prior to the Effective Date, Far East shall execute and deliver to the Agent, for its acceptance and recording in the Register, an Assumption Agreement in the form of Exhibit B attached hereto. Upon such execution, delivery, acceptance and recording, from and after the Effective Date, Far East shall be a party to the Credit Agreement and shall have all of the rights and obligations of a Lender thereunder.

          (b) On the Effective Date, Far East shall purchase from Chase a portion of its outstanding Term Loans such that after giving effect thereto Far East and Chase will hold Term Loans in the amounts set forth on Schedule 1 (Revised) to this Amendment No. 4. Each Assuming Bank shall be deemed to have irrevocably and unconditionally purchased and received from each of the other Lenders (including, in the case of Far East, Chase) a participation in each outstanding Letter of Credit such that after giving effect thereto, each of the Lenders holds a participation in all outstanding Letters of Credit in proportion with the Revolving Credit Commitments as set forth of Schedule 1 (Revised) to this Amendment No. 4.

          (c) For purposes of Section 2.10(b) of the Credit Agreement, the reallocation of the Commitments set forth in clause (b) above shall be treated as prepayments of the Loans and the Borrower shall be subject to reimbursement obligations set forth in Section 2.10(b) for losses incurred by the Lenders in the reemployment of any Eurodollar Loans affected by such reallocation.

          Section 5.  Conditions to Effectiveness.  The effectiveness of this
                      ---------------------------
Amendment is subject to the satisfaction in full of each of the conditions precedent set forth in this Section 5 (the date on which all such conditions have been satisfied being herein called the "Effective Date"):

          (A) the Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of the Borrower, each Guarantor, the Agent and such of the Lenders as are required by the Credit Agreement;

          (B) the Agent shall have received an Assumption Agreement (in form of Exhibit B hereto), duly executed by Far East National Bank;

          (C) the Agent shall have received a new Revolving Credit Note executed by the Borrower for each of The Chase Manhattan Bank and Far East National Bank in the face amount of such Lender's Revolving Credit Commitment and a Term Note executed by Pictures for Far East National Bank in the face amount of such Lender's Term Loan Commitment, in each case after giving effect to this Amendment No. 4;

          (D) all fees contemplated by the Fee Letter dated of even date herewith between the Borrower and the Agent shall have been paid; and

          (E) all legal matters incident to this Amendment shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Agent.

          Section 6.  Representations and Warranties.  Each Credit Party
                      ------------------------------
represents and warrants that:

          (A) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

          (B) after giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing on and as of the date hereof.

          Section 7.  Further Assurances.  At any time and from time to time,
                      ------------------
upon the Agent's request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Agent reasonably deems necessary to effect the purposes of this Amendment.

          Section 8.  Fundamental Documents.  This Amendment is designated a
                      ---------------------
Fundamental Document by the Agent.

          Section 9.   Full Force and Effect.  Except as expressly amended
                       ---------------------
hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

          Section 10.  APPLICABLE LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND
                       --------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          Section 11.  Counterparts.  This Amendment may be executed in two or
                       ------------
more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

          Section 12.  Expenses.  The Borrower agrees to pay all out-of-pocket
                       --------
expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Agent.

          Section 13.  Headings.  The headings of this Amendment are for the
                       --------
purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment

          IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above.

                                        ARTISAN PICTURES INC.
                                        ARTISAN ENTERTAINMENT INC.
                                        ARTISAN HOME ENTERTAINMENT INC.
                                        ARTISAN RELEASING INC.
                                        ARTISAN MUSIC INC.
                                        BE MINE PRODUCTIONS, INC.
                                        BEACH DANCE PRODUCTIONS, INC.
                                        DETENTION PRODUCTIONS, INC.
                                        HEATWAVE PRODUCTIONS, INC.
                                        LIVE AMERICA INC.
                                        LIVE VENTURES INC.
                                        LIVENET INC.
                                        MILK MISSION PRODUCTIONS INC.
                                        SWEET TIME PRODUCTIONS, INC.
                                        VESTRON INC.
                                        WISH AGAIN PRODUCTIONS, INC.


                                        By  /s/ Ken Schapiro
                                            ---------------------------------
                                            Name:   Ken Schapiro
                                            Title:  Authorized Signatory for
                                                    each of the foregoing

                                        FILM HOLDINGS CO.


                                        By  /s/ Geoff Rehnert
                                            ---------------------------------
                                            Name:  Geoff Rehnert
                                            Title: Principal

                                        SILENT DEVELOPMENT CORP.
                                        TONGUE-TIED INC.


                                        By  /s/ Ken Schapiro
                                            --------------------------------
                                            Name:  Ken Schapiro
                                            Title: EVP

                                        LENDERS:

                                        THE CHASE MANHATTAN BANK,
                                        individually and as Administrative
                                        Agent


                                        By  /s/ William E. Rottino
                                            -----------------------------------
                                            Name:   William E. Rottino
                                            Title:  Vice President

                                        SOCIETE GENERALE


                                        By  /s/ Brian McDonald
                                            -----------------------------------
                                            Name:   Brian McDonald
                                            Title:  Vice President

                                        UNION BANK OF CALIFORNIA


                                        By  /s/ Thomas P. Garry, Jr.
                                            -----------------------------------
                                            Name:   Thomas P. Garry, Jr.
                                            Title:  Vice President

                                        COMERICA BANK -- CALIFORNIA


                                        By  /s/ Carmen Carpenter
                                            -----------------------------------
                                            Name:   Carmen Carpenter
                                            Title:  VP

                                        FLEET BANK, N.A.


                                        By  /s/ Eric S. Meyer
                                            -----------------------------------
                                            Name:   Eric S. Meyer
                                            Title:  Vice President

                              PACIFIC CENTURY BANK, N.A.


                              By /s/ David K. Henry
                                ----------------------------------
                                 Name:  David K. Henry
                                 Title: Vice President

                              BANQUE INTERNATIONALE A
                              LUXEMBOURG


                              By /s/ E. Rolin
                                ----------------------------------
                                 Name:  E. Rolin
                                 Title: Senior Manager

                              By /s/ N. Weaver
                                ----------------------------------
                                  Name:  N. Weaver
                                  Title: Assistant Director

                              NATEXIS BANQUE BFCE


                              By /s/ Bennett C. Pozil
                                ----------------------------------
                                 Name:  Bennett C. Pozil
                                 Title: Vice President and Group Manager
                                             Entertainment Finance


                              By /s/ Mark A. Harrington
                                ----------------------------------
                                 Name:  Mark A. Harrington
                                 Title: Senior Vice President and
                                        Regional Manager

                              CITY NATIONAL BANK


                              By /s/ Norman B. Starr
                                 ---------------------------------
                                 Name:  Norman B. Starr
                                 Title: Vice President

                              DE NATIONALE INVESTERINGSBANK N.V.


                              By /s/ Eric H. Snaterse
                                 ------------------------------------
                                 Name:  Eric H. Snaterse
                                 Title: Senior Vice President


                              By /s/ Joseph L. Piek
                                 ------------------------------------
                                 Name: Joseph L. Piek
                                 Title: V.P.

                              BANQUE NATIONALE DE PARIS


                              By /s/ Clive Bettles
                                 ------------------------------------
                                 Name:  Clive Bettles
                                 Title: SVP and Manager


                              By /s/ Janice S.H. Ho
                                 ------------------------------------
                                 Name:  Janice S.H. Ho
                                 Title: Vice President


                              THE FUJI BANK, LTD.


                              By /s/ Masahito Fukuda
                                 ------------------------------------
                                 Name:  Masahito Fukuda
                                 Title: Senior Vice President


                              PARIBAS


                              By /s/ Thomas G. Brandt
                                 ------------------------------------
                                 Name:  Thomas G. Brandt
                                 Title: Managing Director


                              By /s/ Ching Linn
                                 ------------------------------------
                                 Name:  Ching Lim
                                 Title: Vice President

                              FAR EAST NATIONAL BANK


                              By /s/ CHC
                                 -----------------------------------
                                 Name:
                                 Title: R.V.P.

                                                                      Schedule 1
                                              (Revised as of September 30, 1999)


                            Schedule of Commitments


                                                                    Revolving          Revolving           Term             Term
                                                   Total             Credit             Credit             Loan             Loan
            Banks                               Commitment         Commitment         Percentage        Commitment       Percentage
 1.   Chase                                  $ 32,907,904.02    $ 31,757,465.91        18.420521%    $ 1,150,438.11       6.071763%

 2.   Societe Generale                         17,350,374.86      15,401,504.57         8.933450%      1,948,870.29      10.285714%

 3.   Union Bank of California                 17,350,374.86      15,401,504.57         8.933450%      1,948,870.29      10.285714%

 4.   Fleet Bank                               17,350,374.86      15,401,504.57         8.933450%      1,948,870.29      10.285714%

 5.   Comerica Bank-California                 14,458,645.71      12,834,587.14         7.444542%      1,624,058.57       8.571429%

 6.   Pacific Century Bank                     14,458,645.71      12,834,587.14         7.444542%      1,624,058.57       8.571429%

 7.   Far East National Bank                   10,000,000.00       8,876,756.09         5.148851%      1,123,243.91       5.928238%

 8.   Natexis Banque                            9,639,097.14       8,556,391.43         4.963028%      1,082,705.71       5.714286%

 9.   BIL                                       9,639,097.14       8,556,391.43         4.963028%      1,082,705.71       5.714286%

 10.  De National Investeringsbank              9,639,097.14       8,556,391.43         4.963028%      1,082,705.71       5.714286%

 11.  Banque National de Paris                  9,639,097.14       8,556,391.43         4.963028%      1,082,705.71       5.714286%

 12.  The Fuji Bank, Ltd.                       9,639,097.14       8,556,391.43         4.963028%      1,082,705.71       5.714286%

 13.  Banque Paribas                            9,639,097.14       8,556,391.43         4.963028%      1,082,705.71       5.714286%

 14.  City National Bank                        9,639,097.14       8,556,391.43         4.963028%      1,082,705.71       5.714286%

TOTAL                                        $191,350,000.00    $172,402,650.00              100%    $18,947,350.00            100%

                                                                    Schedule 2.2
                                              (Revised as of September 30, 1999)


                                Home Video Model



           Box Office Gross             Video Units       Sell-Through Units

             $0-3,000,000                   50,000                     0

        3,000,001 - 5,000,000               75,000                     0

        5,000,001 - 10,000,000             100,000               900,000

       10,000,001 - 15,000,000             125,000             1,300,000

       15,000,001 - 20,000,000             150,000             1,300,000

       20,000,001 - 25,000,000             175,000             1,700,000

       25,000,001 - 30,000,000             200,000             1,700,000

       30,000,001 - 40,000,000             225,000             1,700,000

       40,000,001 - 50,000,000             250,000             2,100,000

       50,000,001 - 70,000,000             300,000             2,800,000

       70,000,001 - 100,000,000            350,000             2,800,000

             *100,000,000                  400,000             3,000,000

* = greater than

                                                                       EXHIBIT A
                                                              to Amendment No. 4



       [Attach Amendment No. 3 to Canyon Note & Stock Purchase Agreement]